Exhibit 10.1




                                    Merger of

                          LIVERMORE ENERGY CORPORATION

                                      With

                             NAVIDEC MERGER CORP. I
                          A wholly owned subsidiary of
                                  NAVIDEC, INC.

                                       And

                                 BPZ ENERGY INC.

                                      With

                             NAVIDEC MERGER CORP. II
                          A wholly owned subsidiary of
                                  NAVIDEC, INC.

                              Dated April 21, 2004



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                                MERGER AGREEMENT

     MERGER AGREEMENT (this "Agreement"), dated as of April 21, 2004, by and among Navidec, Inc., a Colorado corporation ("Navidec"), Navidec Merger Corp. I and Navidec Merger Corp. II, each a Colorado transitory corporations (Merger Corp. I and Merger Corp. II are sometimes hereinafter referred to as "Merger Corp. I and II"), Lider Group S.A., a British Virgin Islands corporation ("Lider"), and Bond Energy Corporation, a British Virgin Islands corporation ( "Bond"). Additional parties to the Agreement for the purpose of providing representations and warranties to the other parties and with respect to Covenants and Conditions and Post Closing Matters are BPZ Energy, Inc., a Texas corporation ("BPZ") and Livermore Energy Corporation, a Nevada corporation ("Livermore"). Each of Navidec, Merger Corp. I and II, Lider, Bond, BPZ and Livermore is sometimes referred to herein as a "Party," and together as the "Parties".

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Lider is the sole shareholder of Livermore, holding all of the issued and outstanding shares of Livermore common stock, par value $0.001 per share (the "Livermore Common Stock"); and

     WHEREAS, Bond is the sole shareholder of BPZ, holding all of the issued and outstanding shares of BPZ common stock, no par value per share (the "BPZ Common Stock"); and

     WHEREAS, Navidec is subject to the reporting requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shares of Navidec common stock, no par value per share (the "Navidec Common Stock"), are listed on the NASD OTC Electronic Bulletin Board; and

     WHEREAS, pursuant to this Agreement, Merger Corp. I and Merger Corp. II will merge with and into Livermore and BPZ respectively on the terms and subject to the conditions set forth herein (the "Merger") and, in connection therewith, and subject to the satisfaction of certain conditions, 25,500,000 shares of Navidec Common Stock shall be issued to Lider and Bond in the manner set forth in Article II hereof and upon the terms and conditions otherwise set forth in this Agreement in order that Livermore and BPZ shall be the surviving entities shall each be a wholly-owned subsidiary of Navidec and Lider and Bond shall own 85.00% of the issued and outstanding shares of Navidec Common Stock; and,

     WHEREAS, the respective Boards of Directors of the Parties have adopted resolutions approving this Agreement and declaring its advisability;

     WHEREAS, for federal income tax purposes, the Merger is intended to qualify as a tax-free reorganization in accordance with the provisions of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

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     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Parties do hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    ARTICLE I
                                   THE MERGER
                                   ----------

     1.1 Consummation of the Merger. Unless this Agreement has been terminated and the transactions contemplated have been abandoned pursuant to Section 9.1, and subject to the satisfaction or waiver of the conditions set forth in Article V, the consummation of the Merger (the "Closing") shall take place in accordance with the applicable provisions of the Colorado Business Corporations Act (the "CBCA") at 10:00 a.m. on the second business day after satisfaction or waiver of the conditions set forth in Article V (other than those to be satisfied at or as of the date of the Closing) at the New York offices of Markowitz & Roshco LLP, unless another date, time or place is agreed to by the Parties (the "Closing Date") at which time Merger Corp. I and Merger Corp. II will merge with and into Livermore and BPZ respectively and Livermore and BPZ shall be the surviving entities and become wholly owned subsidiaries of Navidec. Livermore shall file a Certificate of Merger with the State of Nevada and the State of Colorado and BPZ shall file a Certificate of Merger in the State of Texas and the State of Colorado and Livermore and BPZ shall be the surviving corporations (each, individually, a "Surviving Corporation" and together, the "Surviving Corporations").

     1.2 Subsequent Actions. If, at any time after the Closing Date, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm the Surviving Corporation's right, title or interest in, to or under any of the rights, properties, privileges, franchises or assets of either of its constituent corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or otherwise to carry out the intent of this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Parties, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each such corporation, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties, privileges, franchises or assets in the Surviving Corporation or otherwise to carry out the intent of this Agreement.

     1.3 Surviving Corporations: Certificate of Incorporation; By-laws; Officers and Directors. Unless otherwise agreed by the Parties prior to the Closing, on the Closing Date:

        (a) the certificate of incorporation of each Surviving Corporation as in effect immediately prior to the Closing (a true and correct copy of which is attached hereto as Schedule 1.3(a)) shall be, at and after the Closing Date, the certificate of incorporation of each Surviving Corporation (the "Certificate of Incorporation") until further altered, amended or repealed in accordance with the this Agreement or applicable law;

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        (b) the by-laws of each Surviving Corporation as in effect immediately prior to the Closing (a true and correct copy of which is attached hereto as Schedule 1.3(b)) shall be, at and after the Closing Date, the by-laws of each Surviving Corporation until further altered, amended or repealed in accordance with this Agreement, such by-laws or applicable law; and

        (c) the officers and directors of each Surviving Corporation and Navidec from and after the Closing shall be the Persons set forth on Schedule 1.3(c), until their successors are elected or appointed and qualified or until their earlier resignation or removal.

                                   ARTICLE II
                                  CAPITAL STOCK
                                  -------------

     2.1 Treatment of Capital Stock. The manner and basis of converting shares of Livermore Common Stock and BPZ Common Stock for shares of common stock, no par value per share, of Navidec by virtue of the Merger and without any action on the part of the Parties or any holder thereof, shall be as set forth in this
Article II.

     2.2 Conversion of Livermore Common Stock and BPZ Common Stock. (a) At the Closing, the Livermore Common Stock, and all rights in respect thereof, shall forthwith cease to exist and shall be converted into 4,685,500 shares of validly issued, fully paid and nonassessable shares of Navidec Common Stock (the "Livermore Converted Shares"). Except as otherwise provided herein, commencing immediately after the Closing, each certificate (a "Livermore Certificate") which, immediately prior to the Closing, represents all or a portion of the Livermore Common Stock shall evidence the right to receive a proportionate share of the Livermore Converted Shares on the basis set forth in this Section 2.2(a) and dividends or distributions, if any, pursuant to Section 2.4(a) hereof.

        (b) At the Closing, the BPZ Common Stock, and all rights in respect thereof, shall forthwith cease to exist and shall be converted into 4,685,500 shares of validly issued, fully paid and nonassessable shares of Navidec Common Stock (the "BPZ Converted Shares"). Except as otherwise provided herein, commencing immediately after the Closing, each certificate (a "BPZ Certificate") which, immediately prior to the Closing, represents all or a portion of the BPZ Common Stock shall evidence the right to receive a proportionate share of the BPZ Converted Shares on the basis set forth in this Section 2.2(b) and dividends or distributions, if any, pursuant to Section 2.4(b) hereof.

     2.3 Conversion of Merger Corp. I and II Common Stock. At the Closing, each share of Merger Corp. I Common Stock and each share of Merger Corp. II Common Stock issued and outstanding immediately prior to the Closing, and all rights in respect thereof, shall forthwith cease to exist and shall be converted into one validly issued, fully paid and nonassessable share of common stock of Livermore and BPZ, respectively.

     2.4 Exchange Procedures. (a) On the Closing Date, Lider shall surrender to Navidec one or more Livermore Certificates representing the Livermore Common Stock, together with a duly executed and completed letter of transmittal and all other documents and materials reasonably required by Navidec to be delivered in

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connection therewith, and shall be entitled to receive a certificate or certificates representing the Livermore Converted Shares into which the shares of Livermore Common Stock which immediately prior to the Closing were represented by such surrendered Livermore Certificate or Certificates shall have been converted pursuant to the provisions of Section 2.2(a). Unless and until a Livermore Certificate is so surrendered, no dividend or other distribution, if any, payable to the holders of record of shares of Navidec Common Stock as of any date subsequent to the Closing Date shall be paid to the holder of such Livermore Certificate in respect thereof or in respect of the Navidec Common Stock into which such Livermore Certificate is exchangeable. Except as otherwise provided herein, upon the surrender of a Livermore Certificate, the record holder of the certificate or certificates representing shares of Navidec Common Stock issued in exchange therefor shall be entitled to receive (i) at the time of surrender, the amount of any dividends or other distributions (net of any applicable tax withholdings) having a record date after the Closing Date and a payment date prior to the surrender date, and (ii) at the appropriate payment date, the amount of dividends or other distributions (net of any applicable tax withholdings) having a record date after the Closing Date and a payment date subsequent to the surrender date, in each case, payable in respect of such shares of Navidec Common Stock. No interest shall be payable in respect of the payment of dividends or distributions pursuant to the immediately preceding sentence.

        (b) On the Closing Date, Bond shall surrender to Navidec one or more BPZ Certificates representing the BPZ Common Stock, together with a duly executed and completed letter of transmittal and all other documents and materials reasonably required by Navidec to be delivered in connection therewith, and shall be entitled to receive a certificate or certificates representing the BPZ Converted Shares into which the shares of BPZ Common Stock which immediately prior to the Closing were represented by such surrendered BPZ Certificate or Certificates shall have been converted pursuant to the provisions of Section 2.2(a). Unless and until a BPZ Certificate is so surrendered, no dividend or other distribution, if any, payable to the holders of record of shares of Navidec Common Stock as of any date subsequent to the Closing Date shall be paid to the holder of such BPZ Certificate in respect thereof or in respect of the Navidec Common Stock into which such BPZ Certificate is exchangeable. Except as otherwise provided herein, upon the surrender of a BPZ Certificate, the record holder of the certificate or certificates representing shares of Navidec Common Stock issued in exchange therefor shall be entitled to receive (i) at the time of surrender, the amount of any dividends or other distributions (net of any applicable tax withholdings) having a record date after the Closing Date and a payment date prior to the surrender date, and (ii) at the appropriate payment date, the amount of dividends or other distributions (net of any applicable tax withholdings) having a record date after the Closing Date and a payment date subsequent to the surrender date, in each case, payable in respect of such shares of Navidec Common Stock. No interest shall be payable in respect of the payment of dividends or distributions pursuant to the immediately preceding sentence.

        (c) Notwithstanding anything in this Agreement to the contrary, promptly following the date that the Surviving Corporation (or any successor thereto) achieves production greater than or equal to 1,000 barrels of oil per day or energy production equivalent (such date being referred to herein as the "Earn-Out Achievement Date"), Lider shall be entitled to and shall receive 8,064,500 shares of validly issued, fully paid and nonassessable shares of

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Navidec Common Stock (the "Livermore Earn-Out Shares"), such that, if such
Livermore Earn-Out Shares had been issued on the Closing Date, Lider would have, on such date, owned 42.5% of the issued an outstanding Navidec Common Stock. Except as otherwise provided herein, Lider shall be entitled to receive, with respect to the Livermore Earn-Out Shares, at the appropriate payment date, the amount of any dividends or other distributions (net of any applicable tax withholdings) having a record date after the Earn-Out Achievement Date payable in respect of such shares of Navidec Common Stock. Notwithstanding anything in this Agreement to the contrary, if on the Earn-Out Achievement Date the articles of incorporation of Navidec have not been amended to accommodate the delivery of the Livermore Earn-Out Shares, the Livermore Earn-Out Shares shall be deemed issued and shall be delivered as soon as the necessary corporate action has been taken to amend such articles of incorporation to increase the authorized capital accordingly.

        (d) Notwithstanding anything in this Agreement to the contrary, promptly following the Earn-Out Achievement Date, Bond shall be entitled to and shall receive 8,064,500 shares of validly issued, fully paid and nonassessable shares of Navidec Common Stock (the "BPZ Earn-Out Shares"), such that, if such BPZ Earn-Out Shares had been issued on the Closing Date, Bond would have, on such date, owned 42.5% of the issued an outstanding Navidec Common Stock. Except as otherwise provided herein, Bond shall be entitled to receive, with respect to the BPZ Earn-Out Shares, at the appropriate payment date, the amount of any dividends or other distributions (net of any applicable tax withholdings) having a record date after the Earn-Out Achievement Date payable in respect of such shares of Navidec Common Stock. Notwithstanding anything in this Agreement to the contrary, if on the Earn-Out Achievement Date the articles of incorporation of Navidec have not been amended to accommodate the delivery of the BPZ Earn-Out Shares, the BPZ Earn-Out Shares shall be deemed issued and shall be delivered as soon as the necessary corporate action has been taken to amend the such articles of incorporation to increase the authorized capital accordingly.

     2.5 Federal Income Tax Treatment. It is the intent of the Parties that the Merger contemplated hereby be treated for federal income tax purposes as a tax-free merger pursuant to Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "IRC"). The Parties shall report the transactions under this Agreement consistent with such treatment, shall keep such records and file such information with respect thereto as is required by Treasury Regulation 1.368-3 and shall take no position that is contrary thereto except pursuant to an administrative finding upon the appeal of a 30-day letter or unless required to do so pursuant to a determination as defined in IRC Section 1313(a).

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     3.1 Representations and Warranties of Navidec and Merger Corp. I and Merger Corp. II. Except as set forth in the Navidec disclosure schedule delivered by Navidec to Lider and Bond prior to the execution of this Agreement (the "Navidec Disclosure Schedule") (each section of which qualifies the correspondingly numbered representation and warranty or covenant and any other representation of warranty, if the disclosure set forth in the Navidec Disclosure Schedule is reasonably apparent to such other representation or warranty), Navidec and Merger Corp. I and Merger Corp. II represent and warrant to Lider, Bond, Livermore and BPZ as follows:

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        (a) Power and Authority. Navidec and Merger Corp. I and Merger Corp. II
have the corporate power and authority to enter into this Agreement and to carry out its and their obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Navidec, Merger Corp. I and Merger Corp. II and, no other corporate proceedings on the part of Navidec, Merger Corp. I or Merger Corp. II is necessary or advisable to authorize this Agreement and the transactions contemplated hereby.

        (b) No Material Adverse Effect. Since December 31, 2003, there has not been any material adverse change in the business, operations, properties, assets, condition, financial or otherwise, of Navidec.

        (c) Due Organization; Power; Qualification; Subsidiaries and Affiliates, Etc.

               (i) Navidec is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has the corporate power to own its property and to carry on its business as now conducted. Navidec is not qualified to do business as a foreign corporation in any jurisdiction. Navidec does not currently conduct any active trade or business.

               (ii) Navidec has four subsidiaries namely Merger Corp. I, Merger Corp. II, Navidec Financial, Inc. ("Navidec Financial") and Northsight Mortgage Corporation ("Northsight"). Navidec has no other subsidiaries or affiliates, as that term is used in the regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Prior to the closing date, Northsight will become a subsidiary of Navidec Financial.

        (d) Capitalization.

               (i) As of the date of this Agreement, the total authorized capital stock of Navidec consists of 20,000,000 shares of Navidec Common Stock, of which 4,500,000 shares will be outstanding and/or reserved to permit the exercise of any vested and unexpired options which may be outstanding at closing as set forth on Schedule 3.1(d)(i) of the Navidec Disclosure Schedule. If subsequent to closing any options are exercised in accordance with their terms as set forth on Schedule 3.1(d)(i) of the Navidec Disclosure Schedule any funds received as proceeds of such exercises shall be payable to and retained by Navidec. Between the date of this Agreement and the Closing Navidec may take whatever actions it deems appropriate to dividend, forward split or grant stock or stock options to its management and shareholders so long as the combined fully diluted number of shares that are issued and outstanding or reserved for does not exceed 4,500,000 shares at the Closing Date.

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               (ii) Other than 564,500 "A" Stock Purchase Warrants exercisable into shares of Navidec Common Stock at an exercise price of $2.00 per share, expiring on August 31, 2005, and 564,500 "B" Stock Purchase Warrants exercisable into shares of Navidec Common Stock at an exercise price of $4.00 per share, expiring on August 31, 2005 (collectively, the "Warrants"), there are no present and on the Closing Date there will be no outstanding subscriptions, options, warrants, contracts, calls, puts, agreements, demands or other commitments or rights of any type to purchase or acquire any securities of Navidec (other than the Warrants), nor are there outstanding securities or debt instruments of Navidec which are convertible into or exchangeable for any shares of capital stock of Navidec, and, other than may be required in connection with this agreement, Navidec presently has and as of the Closing Date will have no obligations of any kind to issue any additional securities.

               (iii) As contemplated, the Parties agree that prior to Closing, Navidec shall establish a record date to spin out the shares of Navidec Financial owned by Navidec to all shareholders of record of Navidec at the record date. The Parties believe that this transaction will require registration. Futhermore, the Parties agree that at or before Closing, in addition to assigning the Navidec ownership of Northsight to Navidec Financial, all other assets and liabilities of Navidec shall be assigned to Navidec Financial. Upon the later of the Closing or the finalization of the spin-off of Navidec Financial Navidec shall have no assets, no liabilities and no effective business other than the businesses of Livermore and BPZ.

        (e) Securities Filings; Financial Information; No Material Adverse
Change.

               (i) The common stock of Navidec is listed on the NASD OTC Electronic Bulletin Board. Navidec has filed its annual report on Form 10-KSB for the year ended December 31, 2003 with the SEC (the "Navidec Annual Report"). The Navidec Annual Report is true, correct and accurate as of the date of filing and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (ii) The Navidec Annual Report includes Navidec's audited balance sheets and income statements for the fiscal years ended December 31, 2002 and December 31, 2003 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and fairly present in all material respects, the financial condition of Navidec as at the respective dates thereof, and the results of operation of Navidec for the periods then ended.

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               (iii) At December 31, 2003, there were no liabilities, absolute or contingent of Navidec that were not shown or reserved against on the balance sheets included in the Financial Statements, except obligations under the contracts shown on or as otherwise disclosed in Schedule 3.1(e) of the Navidec Disclosure Schedule. As of the Closing Date, Navidec shall have no assets or liabilities of any kind, whether known or unknown, accrued, absolute, contingent or otherwise.

               (iv) Since December 31, 2003, Navidec has not sold or otherwise disposed of or encumbered any of the properties or assets reflected on the Financial Statements, or other assets owned or leased by it, except in the ordinary course of business, or as otherwise disclosed on
        Schedule 3.1(e) of the Navidec Disclosure Schedule.

        (f) Tax Matters.

               (i) Navidec has filed or caused to be filed with the appropriate federal, state, county, local and foreign governmental agencies or instrumentalities all material tax returns and reports required to be filed, and all taxes, assessments, fees and other governmental charges have been fully paid when due (subject to any extensions filed on a timely basis).

               (ii) There is not pending nor, to the knowledge of Navidec, is there any threatened federal, state or local tax audit of Navidec. There is no agreement with any federal, state or local taxing authority by Navidec that may affect the subsequent tax liabilities of Navidec.

               (iii) Without limiting the foregoing: (A) the Financial Statements include adequate provisions for all taxes, assessments, fees, penalties and governmental charges which have been or in the future may be assessed against Navidec with respect to the period then ended and all periods prior thereto; and (B) on the date hereof, Navidec is not liable for any taxes, assessments, fees or governmental charges.

        (g) No Conflict or Default; Enforceability; Corporate Records; Compliance with Law. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the material breach of any term, condition or provision of the articles of incorporation, by-laws or other charter documents of Navidec, Merger Corp. I or Merger Corp. II, nor of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which Navidec, Merger Corp. I or Merger Corp. II is a party or by which Navidec, Merger Corp. I or Merger Corp. II or any of its or their assets or properties is or may be bound; or constitute a material default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a material default) thereunder, nor result in the creation or imposition or any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any

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properties or assets of Navidec, Merger Corp. I or Merger Corp. II, nor give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of Navidec, Merger Corp. I or Merger Corp. II This Agreement and all other agreements and documents delivered by Navidec, Merger Corp. I and Merger Corp. II in connection herewith have been duly executed and delivered by Navidec, Merger Corp. I and Merger Corp. II and constitute the binding obligations of Navidec, Merger Corp. I and Merger Corp. II enforceable in accordance with their respective terms. Navidec, Merger Corp. I and Merger Corp. II have permitted, or will permit, Lider to examine their respective corporate minute and stock records books. The corporate minute books contain the articles of incorporation, by-laws and other charter documents of Navidec, Merger Corp. I and Merger Corp. II as in effect on the date hereof and a true and complete record of all actions by and meetings of the directors (and committees thereof) and stockholders of Navidec, Merger Corp. I and Merger Corp. II and accurately reflect all transactions referred to therein. To their knowledge, neither Navidec, Merger Corp I nor Merger Corp. II are in violation of any outstanding arbitration award, judgment, order or decree; or to their knowledge, in violation of any material statute, regulation or ordinance ("Law"), including, but not limited to, any antidiscrimination, hazardous and toxic substances, wage, hour, working condition, payroll withholding, pension, building, zoning and tax Law. To their knowledge, there have been no allegations of or inquiries concerning any material violations of Law by Navidec, Merger Corp. I or Merger Corp. II within the past three years.

        (h) Litigation. Except as disclosed in the Navidec Annual Report, or in
Schedule 3.1(h) of the Navidec Disclosure Schedule there are no actions, suits, investigations, or proceedings pending, nor, to the knowledge of Navidec, threatened against Navidec, Merger Corp. I or Merger Corp. II, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this Agreement. Neither Navidec, Merger Corp. I nor Merger Corp. II is subject to any order, judgment, decree, stipulation or consent or any agreement with any governmental body or agency. As of the Closing Date, neither Navidec, Merger Corp. I nor Merger Corp. II shall be party to any action, suit or proceeding of any kind.

        (i) Governmental and Other Approval. Navidec and Merger Corp each have all material permits, licenses, orders and approvals of all federal, state, local or foreign governmental or regulatory bodies required for Navidec, Merger Corp. I and Merger Corp. II to conduct its or their business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, except as would not reasonably be expected to have a material adverse effect on Navidec, Merger Corp. I or Merger Corp. II, and none of such permits, licenses, orders or approvals will be affected by the consummation of the transactions contemplated by this Agreement. No approval or authorization of or filing with any governmental authority or any other person or entity on the part of Navidec, Merger Corp. I or Merger Corp. II is required as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby other than the filing of any documents contemplated by this Agreement.

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        (j) Salaries. Schedule 3.1(j) of the Navidec Disclosure Schedule sets forth a complete list of all of the persons who are employed by Navidec, Merger Corp. I and Merger Corp. II as of the date of this Agreement, together with their compensation (including bonuses) for the calendar year ended December 31, 2003, and the rate of compensation (including bonus arrangements) currently being paid to each such employee. As of the Closing Date, all employees, agents and officers of Navidec, Merger Corp. I and Merger Corp. II shall have resigned and provided Navidec, Merger Corp. I and Merger Corp. II with general releases in form and substance satisfactory to Lider and Bond.

        (k) Accrued Compensation. Neither Navidec, Merger Corp. I nor Merger Corp. II has, nor shall it on Closing, have any outstanding liability for payment of wages, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions or contributions under any labor or employment contract, whether oral or written, or by reason of any past practices with respect to such employees based upon or accruing with respect to services of present or former employees of Navidec, Merger Corp. I or Merger Corp. II

        (l) Employee Benefit Plans. Neither Navidec, Merger Corp. I nor Merger Corp. II has, maintains or contributes to and never has had, maintained or contributed to, any pension plan, profit sharing plan or employee's savings plan, and neither is otherwise subject to any applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

        (m) Material Contracts, etc. Schedule 3.1(m) of the Navidec Disclosure Schedule contains an accurate list of all material contracts, commitments, leases, instruments, agreements, licenses or permits, written or oral, to which Navidec, Merger Corp. I or Merger Corp. II is a party or by which it or its properties are bound (including without limitation contracts with customers, joint venture or partnership agreements, contracts with any labor organizations, employment agreements, consulting agreements, loan agreements, indemnity or guaranty agreements, bonds, mortgages, options to purchase land, liens, pledges or other security agreements). As of the Closing Date, Navidec, Merger Corp. I and Merger Corp. II shall have terminated and been released from any and all contracts, commitments, leases, instruments, agreements.

        (n) The representation and warranties contained herein do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.2 Representations and Warranties of Lider and Livermore: Except as set forth in the disclosure schedule delivered by Lider to Navidec prior to the execution of this Agreement (the "Lider Disclosure Schedule") (each section of which qualifies the correspondingly numbered representation or warranty or covenant and any other representation or warranty, if the disclosure set forth in the Lider Disclosure Schedule is readily applicable to such other representations or warranty), Lider and Livermore represent and warrant to Navidec as follows:

        (a) Power and Authority. Lider and Livermore have the corporate power and authority to enter into this Agreement and to carry out their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Lider and Livermore, and, no other corporate proceedings on the part of Lider and Livermore are necessary to authorize this Agreement and the transactions contemplated hereby.

        (b) Livermore Financial Statements. Lider has heretofore delivered to Navidec audited Balance Sheet and Income Statements for Livermore for the period ended December 31, 2003 (the "Livermore Financial Statements").

        (c) No Material Adverse Effect. Since the date of the Livermore Opening Financial Statements there has not been any material adverse change in the business, operations, properties, assets, condition, financial or otherwise of Livermore.

        (d) Due Organization; Power; Qualification; Subsidiaries and Affiliates, Etc.

               (i) Lider and Livermore are each corporations duly organized, validly existing, and in good standing under the laws of the state of their respective incorporation and each has the corporate power to own its property and to carry on its business as now conducted.

               (ii) Livermore has no subsidiaries or affiliates, as that term is used in the regulations promulgated under the Securities Act.

        (e) Capitalization.

               (i) As of the date of this Agreement, the total authorized capital stock of Livermore consists of 100,000,000 shares of common stock, $0.001 par value per share, of which 5,000,000 shares are issued and outstanding. All of the outstanding Livermore Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable.

               (ii) There are no present and on the Closing Date there will be no outstanding options, warrants, convertible securities or rights which may require Livermore to issue additional shares of its capital stock other than as listed on Schedule 3.2(e) of the Lider Disclosure Schedule.

               (iii) There are no present and on the Closing Date there will be no outstanding options, warrants, convertible securities or rights which may require Livermore to issue additional shares of its capital stock other than as listed on Schedule 3.2(e) of the Lider Disclosure Schedule.

        (f) Tax Matters.

               (i) Livermore has filed or caused to be filed with the appropriate federal, state, county, local and foreign governmental agencies or instrumentalities all material tax returns and tax reports required to be filed, and all taxes, assessments, fees and other governmental charges have been fully paid when due (subject to any extensions filed on a timely basis).

               (ii) There is not pending nor, to the knowledge of Lider, is there any threatened federal, state or local tax audit of Livermore. There is no agreement with any federal, state or local taxing authority by Livermore that may affect the subsequent tax liabilities of Livermore.

        (g) Title to Livermore Commons Stock. Lider has full right, title and interest to all of the Livermore Common Stock free and clear of any lien, encumbrance or claim of any third party whatsoever including statutory, regulatory or equitable claims. Assignment of the title to the Livermore Common Stock will not violate any covenant, agreement or condition to which Lider or Livermore is a Party in any way related to change of control which could in anyway impact the validity of the assignment or the value of the Livermore assets.

        (h) No Conflict or Default; Enforceability; Corporate Records; Compliance with Law. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the material breach of any term, condition or provision of the articles of incorporation, by-laws or other charter documents of Lider or Livermore, nor of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which Lider or Livermore is a party or by which Lider or Livermore or any of their respective assets or properties are or may be bound; or constitute a material default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a material default) thereunder, nor result in the creation of imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of Lider or Livermore, nor give to others any interest of rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of Lider or Livermore. This Agreement and each other agreement and document delivered by Lider in connection herewith have been duly executed and delivered and constitute the binding obligations of Lider and Livermore enforceable in accordance with their respective terms. Lider and Livermore have permitted, or will permit, Navidec to examine the corporate minute and stock records books of Livermore. The corporate minute books contain the articles of incorporation and by-laws and other charter documents of Livermore as in effect on the date hereof and a true and complete record of all actions by and meetings of the directors (and committees thereof) and stockholders of Livermore and accurately reflect all transactions referred to therein. To its knowledge, Livermore is not in violation of any outstanding arbitration award, judgment, order or decree; or in violation of any applicable Law, including, but not limited to, any antidiscrimination, hazardous and toxic substances, wage, hour, working condition, payroll withholding, pension, building, zoning and tax Law. To its knowledge, there have been no allegations of or inquiries concerning any violations of Law by Livermore within the past three years.

        (i) Party to Agreements. Livermore is not in default in any material respect under any contract or agreement to which Livermore is a party or by which Livermore or any of its assets is or may be bound.

        (j) Litigation. There are no actions, suits, investigations, or proceedings pending or threatened, against Livermore, as it relates to their ability to convey title to the Livermore shares, Lider, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this Agreement.

        (k) Governmental and Other Approval. Livermore has all material permits, licenses, orders and approvals of all federal, state, local or foreign governmental or regulatory bodies required for them to conduct their respective business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, except as would not reasonably be expected to have a material adverse effect on Livermore, and none of such permits, licenses, orders or approvals will be affected by the consummation of the transactions contemplated by this Agreement. No approval or authorization of or filing with any governmental authority or any other person or entity on the part of Livermore is required as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby other than the filing of any documents contemplated by this Agreement. [Note: see ss.3.1(b), 3.2(c) and 3.3(c)]

        (l) Salaries. Schedule 3.2(l) of the Lider Disclosure Schedule sets forth a complete list of all of the persons who are employed by Livermore as of the date of this Agreement, together with their compensation (including bonuses) for the calendar year ended December 31, 2003, and the rate of compensation (including bonus arrangements) currently being paid to each such employee.

        (m) Accrued Compensation. Livermore does not have any outstanding liability for payment of wages, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions or contributions under any labor or employment contract, whether oral or written, or by reason of any past practices with respect to such employees based upon or accruing with respect to services of present or former employees of Livermore.

        (n) Employee Benefit Plans. Livermore does not have, maintain or contribute to and never has had, maintained or contributed to, any pension plan, profit sharing plan or employee's savings plan, and neither is otherwise subject to any applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

        (o) Material Contracts, etc. Schedule 3.2(o) of the Lider Disclosure Schedule contains an accurate list of all material contracts, commitments, leases, instruments, agreements, licenses or permits, written or oral, to which Livermore is a party or by which it or its properties are bound (including without limitation contracts with customers, joint venture or partnership agreements, contracts with any labor organizations, employment agreements, consulting agreements, loan agreements, indemnity or guaranty agreements, bonds, mortgages, options to purchase land, liens, pledges or other security agreements).

        (p) The representation and warranties contained herein do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.3 Representations and Warranties of Bond and BPZ: Except as set forth in the disclosure schedule delivered by Bond to Navidec prior to the execution of this Agreement (the "Bond Disclosure Schedule") (each section of which qualifies the correspondingly numbered representation or warranty or covenant and any other representation or warranty, if the disclosure set forth in the Bond Disclosure Schedule is readily applicable to such other representations or warranty), Bond and BPZ represent and warrant to Navidec as follows:

        (a) Power and Authority. Bond and BPZ have the corporate power and authority to enter into this Agreement and to carry out their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Bond and BPZ, and, no other corporate proceedings on the part of Bond and BPZ are necessary to authorize this Agreement and the transactions contemplated hereby.

        (b) BPZ Financial Statements. Bond has heretofore delivered to Navidec BPZ's audited Balance Sheet and Income Statements for the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003 (collectively, the "BPZ Financial Statements").

        (c) Financial Information; No Material Adverse Effect.

               (i) Bond has furnished to Navidec the BPZ Financial Statements. The BPZ Financial Statements have been prepared in accordance with generally accepted accounting principles, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and fairly present in all material respects, the financial condition of BPZ as at the respective dates thereof, and the results of operation of BPZ for the periods then ended.

               (ii) Since December 31, 2003, there has been no material adverse change in the business or financial condition or the operations of BPZ except as set forth on Schedule 3.2(c) of the Bond Disclosure Schedule.

               (iii) At December 31, 2003, there were no liabilities, absolute or contingent of BPZ that were not shown or reserved against on the balance sheets included in the BPZ Financial Statements, except obligations under the contracts shown on or as otherwise disclosed in
        Schedule 3.3(n) of the Bond Disclosure Schedule.

               (iv) Since December 31, 2003, BPZ has not sold or otherwise disposed of or encumbered any of the properties or assets reflected on the Financial Statements, or other assets owned or leased by it, except in the ordinary course of business, or as otherwise disclosed on
        Schedule 3.2(c) of the Bond Disclosure Schedule.

        (d) Due Organization; Power; Qualification; Subsidiaries and Affiliates, Etc.

               (i) Bond and BPZ are each corporations duly organized, validly existing, and in good standing under the laws of the state of their respective incorporation and each has the corporate power to own its property and to carry on its business as now conducted.

               (ii) Other than a registered Peruvian branch office with the name "BPZ Energy, Inc. SUCURSAL Peru", which is wholly owned by BPZ, BPZ has no subsidiaries or affiliates, as that term is used in the regulations promulgated under the Securities Act.

        (e) Capitalization.

               (i) As of the date of this Agreement, the total authorized capital stock of BPZ consists of 1,000,000 shares of common stock, no par value per share, of which 5,000 shares are issued and outstanding. All of the outstanding BPZ Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable.

               (ii) There are no present and on the Closing Date there will be no outstanding options, warrants, convertible securities or rights which may require BPZ to issue additional shares of its capital stock other than as listed on Schedule 3.3(e) of the Bond Disclosure Schedule.

               (iii) There are no present and on the Closing Date there will be no outstanding options, warrants, convertible securities or rights which may require BPZ to issue additional shares of its capital stock other than as listed on Schedule 3.3(e) of the Bond Disclosure Schedule.

        (f) Tax Matters.

               (i) BPZ has filed or caused to be filed with the appropriate federal, state, county, local and foreign governmental agencies or instrumentalities all material tax returns and tax reports required to be filed, and all taxes, assessments, fees and other governmental charges have been fully paid when due (subject to any extensions filed on a timely basis).

               (ii) There is not pending nor, to the knowledge of Bond, is there any threatened federal, state or local tax audit of BPZ. There is no agreement with any federal, state or local taxing authority by BPZ that may affect the subsequent tax liabilities of BPZ.

        (g) Title to BPZ Common Stock. Bond has full right, title and interest to all of the BPZ Common Stock free and clear of any lien, encumbrance or claim of any third party whatsoever including statutory, regulatory or equitable claims. Assignment of the title to the BPZ Common Stock will not violate any covenant, agreement or condition to which Bond or BPZ is a Party in any way related to change of control which could in anyway impact the validity of the assignment or the value of the BPZ assets.

        (h) No Conflict or Default; Enforceability; Corporate Records; Compliance with Law. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the material breach of any term, condition or provision of the articles of incorporation, by-laws or other charter documents of Bond or BPZ, nor of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which Bond or BPZ is a party or by which Bond or BPZ or any of their respective assets or properties are or may be bound; or constitute a material default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a material default) thereunder, nor result in the creation of imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of Bond or BPZ, nor give to others any interest of rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of Bond or BPZ. This Agreement and each other agreement and document delivered by Bond and BPZ in connection herewith have been duly executed and delivered and constitute the binding obligations of Bond and BPZ enforceable in accordance with their respective terms. Bond and BPZ have permitted, or will permit, Navidec to examine the corporate minute and stock records books of BPZ. The corporate minute books contain the articles of incorporation and by-laws and other charter documents of BPZ as in effect on the date hereof and a true and complete record of all actions by and meetings of the directors (and committees thereof) and stockholders of BPZ and accurately reflect all transactions referred to therein. To its knowledge, BPZ is not in violation of any outstanding arbitration award, judgment, order or decree; or in violation of any applicable Law, including, but not limited to, any antidiscrimination, hazardous and toxic substances, wage, hour, working condition, payroll withholding, pension, building, zoning and tax Law. To its knowledge, there have been no allegations of or inquiries concerning any violations of Law by BPZ within the past three years.

        (i) Party to Agreements. To the knowledge of Bond, BPZ is not in default in any material respect under any contract or agreement to which BPZ is a party or by which BPZ or any of its assets is or may be bound.

        (j) Litigation. There are no actions, suits, investigations, or proceedings pending, or, threatened, against BPZ or with respect to the conveyance of clear title to BPZ shares, Bond, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this Agreement.

        (j) Governmental and Other Approval. BPZ has all material permits, licenses, orders and approvals of all federal, state, local or foreign governmental or regulatory bodies required for them to conduct their respective business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, except as would not reasonably be expected to have a material adverse effect on BPZ, and none of such permits, licenses, orders or approvals will be affected by the consummation of the transactions contemplated by this Agreement. No approval or authorization of or filing with any governmental authority or any other person or entity on the part of BPZ is required as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby other than the filing of any documents contemplated by this Agreement.

        (k) Salaries. Schedule 3.3(k) of the Bond Disclosure Schedule sets forth a complete list of all of the persons who are employed by BPZ as of the date of this Agreement, together with their compensation (including bonuses) for the calendar year ended December 31, 2003, and the rate of compensation (including bonus arrangements) currently being paid to each such employee.

        (l) Accrued Compensation. BPZ does not have any outstanding liability for payment of wages, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions or contributions under any labor or employment contract, whether oral or written, or by reason of any past practices with respect to such employees based upon or accruing with respect to services of present or former employees of BPZ other than as disclosed on Schedule 3.3(l) of the Bond Disclosure Schedule.

        (m) Employee Benefit Plans. BPZ does not have, maintain or contribute to and never has had, maintained or contributed to, any pension plan, profit sharing plan or employee's savings plan, and neither is otherwise subject to any applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

        (n) Material Contracts, etc. Schedule 3.3(n) of the Bond Disclosure Schedule contains an accurate list of all material contracts, commitments, leases, instruments, agreements, licenses or permits, written or oral, to which BPZ is a party or by which it or its properties are bound (including without limitation contracts with customers, joint venture or partnership agreements, contracts with any labor organizations, employment agreements, consulting agreements, loan agreements, indemnity or guaranty agreements, bonds, mortgages, options to purchase land, liens, pledges or other security agreements).

        (o) Assets of BPZ. BPZ, via its Peruvian registered branch BPZ Energy, Inc. SUCURSAL Peru, has exclusive contractual rights under the Peruvian Hydrocarbon Regulations to (100%) of Areas VI and XVI, and Block XIX located in Peru, and five percent (5%) of Block Z-I located in Peru (collectively the "Owned Peru Blocks"), in each instance subject to an aggregate ten percent (10%) cost-free interest in the gross revenues of the Owned Peru Blocks, owned five percent (5%) each by Lider and Bond. Legal descriptions of Areas VI and XVI, and Blocks XIX and Z-I are set forth on Schedule 3.3(o) of the Bond Disclosure Schedule.

        (p) The representation and warranties contained herein do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV
                                    COVENANTS
                                    ---------

     4.1 Navidec Negative Covenants. Navidec agrees that, prior to the Closing
Date:

        (a) No dividend shall be declared or paid or other distribution (whether in cash, stock, property or any combination thereof) or payment declared or made in respect of Navidec Common Stock, nor shall Navidec purchase, acquire or redeem or split, combine or reclassify any shares of its capital stock; provided, however, (subject to Section 3.1(d)), Navidec may affect a dividend in respect of the Navidec Common Stock, payable in Navidec Common Stock, and further, Navidec may effect the "spin-off" of Navidec Financial.

        (b) No change shall be made in the number of authorized or issued, subject to Section 3.1(d), Navidec Common Stock; nor shall any option, warrant, call, right, commitment or agreement (other than this Agreement) of any character be granted or made by Navidec relating to its authorized or issued Navidec Common Stock; nor shall Navidec issue, grant or sell any securities or obligations convertible into or exchangeable for Navidec Common Stock.

        (c) Navidec will not take, agree to take, or knowingly permit to be taken any action, nor do or knowingly permit to be done anything in the conduct of the business of Navidec or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of Navidec's representations and warranties contained herein to be or become untrue in any material respect at the Closing Date including without limitation amending Navidec's charter documents and By-laws, except as otherwise provided hereby.

        (d) Navidec will not (i) incur any indebtedness for borrowed money; (ii) assume, guarantee, endorse, or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other individual, firm or corporation; or (iii) make any loans, advances or capital contributions to or investments in, any other individual, firm or corporation.

        (e) Navidec will not make, alter or change any employment or other contract with any of its management personnel or make, adopt, alter, revise, or amend any pension, bonus, profit-sharing or other employee benefit plan, or grant any salary increase or bonus to any person without the prior written consent of Lider and Bond.

     4.2 Conduct of Business Pending the Merger. Prior to the effective date of the Merger, unless each of the Parties hereto shall otherwise agree in writing, none of Navidec, Merger Corp. I and II, Livermore or BPZ shall (i) operate its business otherwise than in the ordinary course, or (ii) authorize, recommend or propose any merger, consolidation, acquisition of assets, disposition of assets, material change in its capitalization or any comparable event, not in the ordinary course of business or in furtherance of the transactions contemplated hereby (in each case, other than the transactions contemplated hereby and transactions as to which written notice has been given to the other companies prior to the date hereof).

                                    ARTICLE V
                                CERTAIN COVENANTS
                                -----------------

     5.1 General. Each of the Parties shall use its reasonable best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the conditions set forth in Article V below).

     5.2 Navidec Financial. Navidec shall take all steps necessary to effect the "spin-off" of its wholly owned subsidiary, Navidec Financial to the shareholders of Navidec as of any record date preceding the Closing. Prior to the spin-off, Navidec Financial shall be assigned essentially all of the assets and liabilities of Navidec and agree to indemnify Navidec from any liability relating to the assigned liabilities. Additionally, Navidec Financials management shall take the steps deemed necessary at its expense to qualify the spin-off pursuant to the Securities Act as is required. To the extent that the actions required to complete the spin-off of Navidec Financial are not completed prior to the date of Closing, the Parties hereto agree in accordance with
Section 1.2 to cooperate fully with the new management of Navidec Financial to complete all necessary filings, registrations, and the execution of all agreements required to consummate the transactions contemplated and necessary relative to the spin-off.

     5.3 Directors. At Closing, all existing directors of Navidec and Merger Corp. I and II shall resign except John McKowen. Mr. McKowen shall then appoint a slate of directors nominated by Lider and Bond. Mr. McKowen shall then resign from the Navidec board. Navidec shall file any reports required to be filed with the SEC as a result of the resignation and appointment of directors, if any, and Lider and Bond shall provide information reasonably requested by Navidec in connection therewith.

     5.4 Leak Out/Voting Agreements. At Closing, Navidec shall deliver to Lider and Bond leak out and voting agreements executed by each of the Navidec shareholders identified on Schedule 5.5 (collectively, the "Leak Out Agreements"). The form of such Leak Out and Voting Agreements shall be prepared by or on behalf of Lider and Bond and subject to the approval of Navidec, which approval shall not be unreasonably withheld, delayed or conditioned. The Voting Agreements shall provide, among other things for the Navidec shareholders identified on Schedule 5.5 to vote their Navidec Common Stock favorably on all matters relating to consummate the transactions contemplated hereby.

     5.5 Disclosure. Each of the Parties hereto acknowledges that it has, and will have, possession of important confidential information ("Confidential Information") regarding the other Parties. Each of the Parties hereto agrees that it shall not use any confidential information except in furtherance of the transactions contemplated hereby and shall not divulge, communicate, furnish or make accessible any Confidential Information to any person, firm, partnership, corporation or other entity. No party hereto shall make any public statement from the date of this Agreement through the Closing Date, including without limitation any press release, with respect to this Agreement and the transactions contemplated hereby, without the prior written consent of the other Parties (which consent may not be unreasonably withheld), except as may be required by law, in which case the Parties shall consult with each other as to the nature and scope of the required disclosure and any protective measures which should be taken to preserve the confidentiality of the disclosed information. If any party becomes legally compelled to disclose information relating to this Agreement, such party shall provide the other Parties with notice of such requirement to allow such party to seek a protective order or other remedy. If such protective order or other remedy is not obtained, or if compliance hereof is waived, each party agrees to disclose only that portion of information which is legally required to be disclosed and to permit the other Parties at their expense to take all reasonable steps to preserve the confidentiality of the transactions hereunder.

     5.6 Board Approval. The Board of Directors of Navidec shall continue to approve this Agreement and the transactions contemplated hereby except as the fiduciary obligations and other duties of such Board of Directors may otherwise require.

     5.7 Access. Prior to the Closing, Lider and Bond shall afford to the officers, attorneys, accountants, and other authorized representatives of Navidec free and full access to the premises, books and records of Livermore and BPZ, respectively, in order that Navidec may make such investigation as it may desire of the affairs of Livermore and BPZ, provided such access is not unreasonably disruptive to Livermore's or BPZ's business. Prior to the Closing, Navidec shall afford to the officers, attorneys, accountants, and other authorized representatives of Lider and Bond free and full access to the premises, books and records of Navidec so that it may make such investigations as it may desire of the affairs of Navidec, provided such access is not unreasonably disruptive to Navidec. Notwithstanding the foregoing, the Parties hereto acknowledge that BPZ is actively in the process of negotiating to acquire certain oil producing properties and that such transactions may necessarily involve the acquisition of the entities holding such properties, and that Livermore may likewise seek to acquire similar oil producing properties, all of which properties will, following the Closing, inure to the benefit of Navidec.

     5.8 No Solicitation. Prior to Closing, Navidec will not, nor will Navidec permit any agent or affiliate to, solicit, initiate or encourage any Acquisition Proposal (as hereinafter defined) or furnish any information to, or cooperate with, any person, corporation, firm or other entity with respect to an Acquisition Proposal. As used herein "Acquisition Proposal" means a proposal for a merger or other business combination involving such entity or for the acquisition of a substantial equity interest in, or a substantial portion of the assets of such entity other than the Merger.

     5.9 Notice of Developments. Navidec, Merger Corp. I, Merger Corp. II, Lider, Bond, Livermore and BPZ shall give prompt written notice to the others of any development causing a breach of any of its own representations and warranties in Article III. No disclosure by Navidec, Merger Corp. I, Merger Corp. II, Lider or Bond pursuant to this Section 5.9, however, shall be deemed to amend or supplement the Disclosure Schedule of the relevant party or to prevent or to cure any misrepresentation or breach of representation or warranty.

                                   ARTICLE VI
                                   CONDITIONS
                                   ----------

     6.1 Conditions to the Obligations of Navidec. The obligations of Navidec to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or before the consummation of the transactions contemplated hereby of each of the following conditions:

        (a) No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the transactions contemplated hereby by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including entry of a preliminary or permanent injunction, which would
(i) make the transactions contemplated hereby illegal, (ii) adversely affect Livermore or BPZ or either of Livermore's or BPZ's right to own its assets or operate its business, or (iii) if the transactions contemplated hereby are consummated, subject any officer, director, or employee of Navidec to criminal penalties or to civil liabilities not adequately covered by insurance or enforceable indemnification maintained by Navidec;

        (b) No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending which would (i) reasonably be expected to result in any way of the consequences referred to in clauses (i) through (iii) of paragraph (a) above, or (ii) relate to any person asserting a claim that (A) he, she or it is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other voting, equity, or ownership interest in, either Livermore or BPZ, or (B) is entitled to all or any portion of the Navidec Common Stock;

        (c) Lider, Livermore, Bond and BPZ shall have complied in all material respects with the agreements and covenants herein, and all representations and warranties of Lider, Livermore, BPZ and Bond herein shall be true and correct in all material respects at the time of Closing as if made at that time, except to the extent they expressly relate to an earlier date, and Navidec shall have received a certificate to that effect to the best of the knowledge of each of Lider , Livermore, BPZ and Bond, signed by the President of Lider, Livermore, BPZ and Bond, respectively;

        (d) BPZ and Livermore shall have acquired title to or licenses or leases related to the right to drill for oil and gas on the properties listed on
Schedule 6.1(d) of the Bond Disclosure Schedule. Furthermore, Navidec shall receive comfort that the borrowed funds utilized to acquire the rights described in this Section 6.1(d) of the Bond Disclosure Schedule are issued through facilities that at Closing are not in default and all covenants are at that date in good standing;

        (e) A Good Standing Certificate of Livermore and BPZ, dated no more than 10 days prior to the Closing Date, from the Secretary of State of such corporations' state of incorporation;

        (f) Lider shall have delivered to Navidec, one or more Livermore Certificates representing the Livermore Common Stock, together with a duly executed and completed letter of transmittal and all other documents and materials reasonably required by Navidec to be delivered in connection therewith; and

        (g) Bond shall have delivered to Navidec, one or more BPZ Certificates representing the BPZ Common Stock, together with a duly executed and completed letter of transmittal and all other documents and materials reasonably required by Navidec to be delivered in connection therewith.

     6.2 Conditions to the Obligations of Lider and Bond. The obligations of Lider and Bond to consummate the transactions contemplated hereby are subject to the satisfaction or waiver, at or before the consummation of the transactions contemplated hereby, of each of the following conditions:

        (a) No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the transactions contemplated hereby by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, which would (i) make the transactions contemplated hereby illegal, or (ii) if the transactions contemplated hereby are consummated, subject any officer, director or employee of Lider or Bond to criminal penalties or to civil liabilities not adequately covered by insurance or enforceable indemnification maintained by Navidec, Lider or Bond;

        (b) No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending which would reasonably be expected to result in any of the consequences referred to in clauses (i) or (ii) of paragraph (a) above;

        (c) Navidec, Merger Corp. I and Merger Corp. II shall have complied in all material respects with its agreements and covenants herein, and all representations and warranties of Navidec, Merger Corp. I and Merger Corp. II herein shall be true and correct in all material respects at the time of Closing as if made at that time, except to the extent they expressly relate to an earlier date, and Lider and Bond shall have received a certificate to that effect to the best of the knowledge of Navidec, Merger Corp. I and Merger Corp. II signed by the President of Navidec, Merger Corp. I and Merger Corp. II;

        (d) Good Standing Certificates of Navidec, Merger Corp. I and Merger Corp. II, dated no more than 10 days prior to the Closing Date, from the Secretary of State of Colorado;

        (e) All necessary third party and governmental consents and approvals required for transactions contemplated hereby shall have been obtained;

        (f) Navidec shall have delivered to Lider and Bond copies of the resignations of all of the directors of Navidec, Merger Corp. I and Merger Corp. II as of the Closing Date, with the exception of Mr. John McKowen, whose resignation shall be dated as of the date following the Closing Date;

        (g) Navidec shall have delivered to Lider and Bond copies of the Leak Out Agreements executed by the individuals listed on Schedule 5.5;

        (h) Navidec shall have delivered to Lider a certificate or certificates representing the Livermore Converted Shares; and

        (i) Navidec shall have delivered to Bond a certificate or certificates representing the BPZ Converted Shares.

                                   ARTICLE VII
                                 INDEMNIFICATION
                                 ---------------

     7.1 Navidec hereby agrees to indemnify and hold Lider and Bond, and their respective officers, directors, employees and agents and each person, if any, who controls Lider and Bond within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act harmless from and against the following:

        (a) Any and all liabilities, losses, claims, costs, expenses, damages and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to such liabilities, losses, claims, costs, expenses, damages and judgments) (collectively, the "Losses") resulting from or arising out of any breach of any representation, warranty, or non-performance of any covenant or agreement on the part of Navidec contained in this Agreement or in any statement or certificate furnished or to be furnished by Navidec pursuant hereto or in connection with the transactions contemplated hereby; and

        (b) Any and all losses resulting from or arising out of the conduct of any business, any act or any omissions by or on behalf of Navidec prior to the Closing.

     7.2 Lider and Bond hereby agree, to indemnify and hold Navidec, its officers, directors, employees and agents and each person, if any, who controls Navidec within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act harmless from and against any and all Losses resulting from or arising out of any breach of any representation, warranty, or non-performance of any covenant or agreement on the part of Lider and/or Bond contained in this Agreement or in any statement or certificate furnished or to be furnished by Lider or Bond pursuant hereto or in connection with the transactions contemplated hereby. Additionally, after Closing Lider and Bond as officers, directors and affiliates of Navidec shall support any and all reasonable claims that the former officers and directors may make for indemnification pursuant to the Navidec Articles of Incorporation and the CBCA regarding their activities prior to the Closing Date and their resignations pursuant to this Agreement.

     7.3 In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7.1 or 7.2 (the "Indemnified Party"), the Indemnified Party shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing. A delay in giving notice shall only relieve the Indemnifying Party of liability to the extent the Indemnifying Party suffers actual prejudice because of the delay. The Indemnifying Party shall have the right, at its option and expense, to participate in the defense of such a proceeding or claim, but not to control the defense, negotiation or settlement thereof, which control shall at all times rest with the Indemnified Party, unless the proceeding or claim involves only money damages, not an injunction or other equitable relief, and unless the Indemnifying Party:

        (a) irrevocably acknowledges in writing complete responsibility for and agrees to indemnify the Indemnified Party, and

        (b) furnishes satisfactory evidence of the financial ability to indemnify the Indemnified Party,

in which case the Indemnifying Party may assume such control through counsel of its choice and at its expense, but the Indemnified Party shall continue to have the right to be represented, at its own expense, by counsel of its choice in connection with the defense of such a proceeding or claim. If the Indemnifying Party does not assume control of the defense of such a proceeding or claim, (i) the entire defense of the proceeding or claim by the Indemnified Party, (ii) any settlement made by the Indemnified Party, and (iii) any judgment entered in the proceeding or claim shall be deemed to have been consented to by, and shall be binding on, the Indemnifying Party as fully as though it alone had assumed the defense thereof and a judgment had been entered in the proceeding or claim in the amount of such settlement or judgment, except that the right of the Indemnifying Party to contest the right of the Indemnified Party to indemnification under the Agreement with respect to the proceeding or claim shall not be extinguished. If the Indemnifying Party does assume control of the defense of such a proceeding or claim, it will not, without the prior written consent of the Indemnified Party settle the proceeding or claim or consent to entry of any judgment relating thereto which does not include as an unconditional term thereof the giving by the claimant to the Indemnified Party a release from all liability in respect of the proceeding or claim. The Parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such proceeding or claim.

     7.4 The remedies provided for in this Article 7 are the exclusive remedies of the Parties with respect to the breach of any representation, warranty, covenant or agreement set forth herein. The Parties agree that the representations and warranties contained in this Agreement will survive the Closing and continue to be binding until the second anniversary thereof regardless of any investigation made at any time by any party.

                                  ARTICLE VIII
                              POST-CLOSING MATTERS
                              --------------------

     8.1 Resignation of Officers. At the closing, Navidec will cause all of its officers to resign from office.

     8.2 AMEX/NASDAQ Small Cap Listing. Within 180 days following the Closing, Lider and Bond shall use reasonable commercial efforts to cause Navidec to file an application for the listing of its common stock on the American Stock Exchange ("AMEX") or the NASDAQ Small Cap.

     8.3 Financing. Navidec, Bond and Lider shall together make arrangements for Navidec to receive debt or equity financing in one or more transactions to close at or prior to Closing, in an amount not less than $5 million, upon such terms and conditions as are acceptable to Navidec (the "Financing"). The proceeds of the Financing shall be used by Navidec for working capital and general corporate purposes.

     8.4 Investor Relations and Public Relations. From and after the Closing Date, Lider and Bond shall cause Navidec to retain Navidec Financial for investor relations and public relations services for a period not less than eighteen (18) months, and agrees, during such period, to budget $500,000 on investor relations and public relations services (the "PR Agreement"). The PR Agreement shall provide that the parties to that agreement shall immediately develop an itemized budget for the utilization of the $500,000 which shall be to the Parties mutual satisfaction and which shall include all of the fees and expenses of Navidec Financial payable periodically over the term of the Agreement. The budget will also include the expenses of Navidec reasonably incurred in the furtherance of the investor relations and public relations function as provided in the budget and fees payable to other third party vendors as may be anticipated by the parties to the PR Agreement. As partial condition of the services of Navidec Financial, Navidec shall issue to Navidec Financial a stock purchase warrant exercisable to acquire not more than 1,500,000 shares of Navidec Common Stock at an exercise price of $2.00 per share which warrant shall expire on the second anniversary date of the PR Agreement.

     8.5 Affiliate Party Transactions. Until the expiration of the 18th month anniversary of the Closing Date, neither Navidec nor any of its subsidiaries shall enter into any agreement, contract or arrangement relating to the issuance of Navidec debt or equity securities, except as contemplated by Section 8.3, with either Lider or Bond or any affiliate of Lider or Bond unless such agreement, contract or arrangement is negotiated at arms-length at competitive terms.

                                   ARTICLE IX
                                  MISCELLANEOUS
                                  -------------

     9.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by the mutual written consent of Navidec, Lider and Bond at any time, (ii) by either Navidec, on the one hand, or Lider or Bond, on the other hand, if the transactions contemplated hereby (except the completion of the spin-off) have not been consummated prior to June 30, 2004; (iii) by either Navidec, on the one hand, or Lider or Bond, on the other hand, upon 30 days written notice to the other, if the non-terminating party is in material breach of this Agreement and does not cure such breach within such 30 days of receiving detailed written notice thereof, provided that the party seeking to terminate is not in material breach or default of this Agreement. In the event of such termination and abandonment, neither Navidec, nor Lider or Bond (or any of their respective directors or officers) shall have any liability or further obligations to any other party to this Agreement, except that nothing herein will relieve any party from liability for any willful breach of this Agreement.

     9.2 Expenses. Whether or not the transactions contemplated are consummated, all out-of-pocket costs and expenses incurred in connection with this Agreement and the transactions contemplated will be paid by the party incurring such expenses; provided, however, (i) Lider shall at its sole expense, engage legal counsel of its choosing to prepare, file and distribute all documents which are required to be filed under the Exchange Act or Securities Act in connection with the transactions contemplated hereby, and (ii) Navidec Financial shall incur and pay all expenses of Navidec in connection with same, including, without limitation, legal fees incurred in connection with preparing and filing all documents necessary or advisable to be filed with the SEC and otherwise in connection with the "spin-off" of Navidec Financial to Navidec shareholders and distribution expenses of the Transfer Agent.

     9.3 Brokers. No broker or finder is entitled to any brokerage or finder's fee or other commission or fee from any company or based upon arrangements made by or on behalf of any party with respect to the transactions contemplated by this Agreement, except as disclosed on Schedule 9.3 annexed hereto, and the party so indicated on Schedule 9.3 shall be liable for the payment thereof.

     9.4 Arbitration. Any controversy arising out of, connected to, or relating to any transactions herein contemplated, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or state securities acts, banking statues, consumer protection statutes, federal and/or state anti-racketeering (e.g. RICO) claims as well as any common law claims and any state law claims of fraud, negligence, negligent misrepresentations, and/or conversion and any disputes as to the arbitrability of any such claim shall be settled by arbitration in City and County of Denver, State of Colorado and in accordance with the commercial rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with such rules. Any judgment on the arbitrator's award may be entered in any court having jurisdiction thereof. The arbitrators shall hear and determine the matter and shall execute and acknowledge its award, in writing, and if requested by either party, shall make findings of fact and conclusions of law. Any award determined by the arbitrators shall be final and binding on the Parties, however, in the event of any misconduct, partiality, corruption or the like of any arbitrator, the Parties shall retain any rights of appeal to which they may be entitled pursuant to applicable Law. The cost and expense of arbitration, including the fees of the arbitrator, and the reasonable legal and accounting fees and expenses of the Parties, shall be divided between the Parties in such proportion as the arbitrators may determine.

     9.5 Other Actions. Each of the Parties hereto agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

     9.6 Entire Agreement; Waiver and Amendment. This Agreement, the exhibits, Disclosure Schedules and schedules hereto contain the entire agreement by and among Navidec, Merger Corp. I, Merger Corp. II, Lider and Bond with respect to the transactions contemplated hereby. Any and all prior discussions, negotiations, commitments and understandings relating to the subject matter of this Agreement are superseded by this Agreement. This Agreement may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the Parties hereto. No waiver of any breach or default hereunder shall be considered valid unless in writing signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     9.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to its principles of conflicts of laws.

     9.8 Descriptive Headings. The descriptive headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.9 Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, addressed as follows:

                 If to Navidec:      Navidec, Inc.
                                     6399 S Fiddlers Green Circle
                                     Suite #300
                                     Greenwood Village, Colorado 80111

                With a copy to:      Ballard Spahr Andrews & Ingersoll, LLP
                                     1225 17th Street
                                     Suite 2300
                                     Denver, Colorado 80202
                                     Attn:  Roger V. Davidson

                    If to Bond:      Bond Energy Corporation
                                     Shareholder Representatives
                                     11999 Katy Freeway
                                     Suite 560
                                     Houston, Texas 77079

                With a copy to:      Bond Energy Corporation
                                     3900 West Highway 180
                                     Snyder, Texas 79550
                                     Attn:  Gordon Gray

                   If to Lider:      Lider Group S.A.
                                     c/o Markowitz & Roshco, LLP
                                     530 Fifth Avenue - 23rd Floor
                                     New York, New York 10036
                                     Attn:  Seth P. Markowitz, Esq.

                With a copy to:      Markowitz & Roshco, LLP
                                     530 Fifth Avenue - 23rd Floor
                                     New York, New York 10036
                                     Attn:  Seth P. Markowitz, Esq.


     9.10 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Facsimile signatures shall be considered original, legal and binding signatures.

     9.11 Publicity. All public announcements relating to this Agreement or the transactions contemplated hereby will be made only as may be agreed upon by Navidec, Lider and Bond or, subject always to Section 5.6, as required by applicable Law. If public disclosure or notice is required by applicable Law, subject always to Section 5.6, the disclosing party will use its best efforts to give the other prior written notice of the disclosure to be made.

     9.12 Gender; Number. The use of a particular pronoun herein shall not be restrictive as to gender, and the use of the singular or plural shall not be restrictive as to number, but shall be interpreted in all cases as the context may require.

     9.13 Schedules. The schedules attached hereto and/or delivered herewith are an integral part of this Agreement as if fully re-written herein.

     9.14 Binding Effect. This Agreement will be binding upon and will inure to the benefit of the Parties and their respective heirs, personal representatives, successors and permitted assigns. Except as herein provided, no party will have the right to assign this Agreement or any of such party's rights hereunder, without the prior written consent of the other Parties.

                           [Signature page to follow]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties hereto as of the date first hereinabove written.

                                     NAVIDEC, INC.


                                     By: /s/  John R. McKowen
                                         --------------------------------------
                                     Name:  John R. McKowen
                                     Title:   President

                                     NAVIDEC MERGER CORP. I


                                     By: /s/  John R. McKowen
                                         --------------------------------------
                                     Name: John R. McKowen
                                     Title: President

                                     NAVIDEC MERGER CORP. II


                                     By: /s/  John R. McKowen
                                         --------------------------------------
                                     Name: John R. McKowen
                                     Title: President


                                     LIDER GROUP S.A.


                                     By: /s/  Ken Levy
                                          -------------------------------------
                                     Name: Ken Levy
                                     Title:  Assistant Secretary

                                     BOND ENERGY CORPORATION


                                     By: /s/  Gordon Gray
                                         --------------------------------------
                                     Name: Gordon Gray
                                     Title: CEO

                                     LIVERMORE ENERGY CORPORATION

                                     By: /s/  Thomas E. Kelly
                                         --------------------------------------
                                     Name: Thomas E. Kelly
                                     Title: President and CEO

                                     BPZ ENERGY, INC.

                                     By: /s/  Manuel Pablo Zuniga-Pflucker
                                         --------------------------------------
                                     Name: Manuel Pablo Zuniga-Pflucker
                                     Title: President

                                 Schedule 1.3(a)
                                 ---------------

             Certificates of Incorporation of Surviving Corporations

                                 Schedule 1.3(b)
                                 ---------------

                        By-laws of Surviving Corporations

                                 Schedule 1.3(c)
                                 ---------------

                Officers and Directors of Surviving Corporations

                                  Schedule 5.5
                                  ------------

         Navidec Shareholders to Execute Leak Out and Voting Agreements

                                 John R. McKowen
                                   Jeff Ploen
                                   Chuck Kirby